UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2023

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2023 Award Formula under the Company’s Key Officers Incentive Plan

On March 10, 2023 the Human Resources and Compensation Committee (“HRC Committee”) adopted the 2023 Award Formula (the “2023 Award Formula”) under the Key Officers Incentive Plan (“KOIP”). Our executive officers earn an annual cash incentive paid under the KOIP, based on achieving certain performance objectives for the year. The 2023 Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2023 Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying the executive’s annual base salary at the end of the year by a target percentage set by the HRC Committee (“Target Percentage”), then applying weighted achievement percentages for the Performance Objectives. Reference is made to the Company’s Form 8-K filed February 23, 2023 for the named executive officer’s 2023 annual base salaries and 2023 KOIP Target Percentages. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2023 Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants (Dolloff, Glassman, Tate & Douglas)	Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	65%
	Cash Flow	35%
Profit Center Participants (Hagale[1] & Henderson)	EBITDA	65%
	Free Cash Flow (FCF)	35%

1 Mr. Hagale is included in this report because he is expected to be a named executive officer in the Company’s 2023 Proxy Statement.

Corporate Participants. J. Mitchell Dolloff (President & CEO), Karl G. Glassman (Executive Chairman), Jeffrey L. Tate (EVP & CFO) and Scott S. Douglas (SVP – General Counsel & Secretary) are Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2023 financial results. No awards will be paid for EBITDA achievement below $443.25 million or Cash Flow below $370.50 million. The maximum payout percentages for EBITDA and Cash Flow achievement are each capped at 200%.

Below are the 2023 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the EBITDA and Cash Flow targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) certain currency and hedging-related gains and losses, (ii) gains and losses from asset disposals, and (iii) items that are outside the scope of the Company’s core, on-going business activities. EBITDA and Cash Flow are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with GAAP, (i) from non-cash impairments, (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2022 Form 10-K, (iii) related to the disposal of a segment of a business, or (iv) related to a change in accounting principle.

2023

Corporate Targets and Payout Schedule

EBITDA			Cash Flow
Achievement	Payout		Achievement	Payout
< $443.25M	0%		<$370.50M	0%
$443.25M	50%	Threshold	$370.50M	50%
$591.00M	100%	Target	$494.00M	100%
$738.75M	200%	Maximum	$617.50M	200%

Profit Center Participants. J. Tyson Hagale (EVP, President – Bedding Products) and Steven K. Henderson (EVP, President – Specialized Products and Furniture, Flooring & Textile Products) are Profit Center Participants. Achievement for EBITDA and FCF targets for Profit Center Participants is determined by aggregate 2023 financial results for the Profit Centers for which the participant is responsible. For Profit Center Participants, no awards are paid for achievement below 75% of the EBITDA and FCF targets. The EBITDA and FCF payouts are each capped at 200%.

Below are the 2023 Profit Center Targets and Profit Center Payout Schedule for Mr. Hagale and Mr. Henderson. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the EBITDA and FCF targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

Financial results will exclude (i) results from non-operating branches, (ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, on-going business activities or relating to any other special events or change in business conditions, and (v) the impact of corporate allocations. EBITDA and FCF are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with GAAP, (i) from non-cash impairments, (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2022 Form 10-K, (iii) related to the disposal of a segment of a business, or (iv) related to a change in accounting principle.

2023 Profit Center Targets			2023 Profit Center Payout Schedule
Segments	EBITDA Target	FCF Target	EBITDA/FCF Achievement		Payout
Bedding Products	$286.40M	$282.80M	<75%		0%
Specialized and FF&T	$339.10M	$263.00M	75%	Threshold	50%
			100%	Target	100%
			125%	Maximum	200%

The definitions of EBITDA, Cash Flow and Free Cash Flow and a sample calculation are included in the 2023 Award Formula, which is attached and incorporated herein by reference as Exhibit 10.1. The 2023 Award Formula was adopted pursuant to the Company’s 2020 Key Officers Incentive Plan, effective January 1, 2020, filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K.

Amendments to the Company’s Form of Performance Stock Unit Award Agreement

On March 10, 2023, the HRC Committee amended the Company’s Form of Performance Stock Unit Award Agreement (the “2023 Form of PSU Award”).

Prior to the amendment, the form of PSU award provided that PSUs vest at the end of a three-year performance period (the “Performance Period”), based upon two performance objectives:

Relative TSR. Fifty percent (50%) of each PSU award vested based upon the Company’s Total Shareholder Return (“TSR”) compared to a peer group consisting of all the companies in the Industrial, Consumer Discretionary, and Materials sectors of the S&P 500 and S&P 400. TSR is calculated as:

(Ending Stock Price – Beginning Stock Price + Reinvested Dividends) / Beginning Stock Price

The “Beginning Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days prior to the Performance Period. The “Ending Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days within the Performance Period.

EBIT CAGR. Fifty percent (50%) of each PSU award vested based upon the Company’s (for Dolloff, Glassman, Tate, and Douglas) or the Bedding Products Segment’s (for Hagale), or the Specialized Products and Furniture, Flooring & Textile Products Segments’ (for Henderson) compound annual growth rate (“CAGR”) of Earnings Before Interest and Taxes (“EBIT”) during the third fiscal year of the Performance Period compared to the Company’s (or applicable segments’) EBIT in the fiscal year immediately preceding the Performance Period.

The payout percentage under the prior form of PSU award ranged from 0% to 200% of the base award of PSUs as determined by the level of achievement of Relative TSR and EBIT CAGR. However, in the event that the Company’s TSR for the Performance Period was negative (Ending Stock Price plus Reinvested Dividends was less than Beginning Stock Price), the Relative TSR vesting percentage was capped at 100%. The vesting schedules, including the thresholds and caps for Relative TSR and EBIT CAGR, and terms and conditions regarding the calculation of Relative TSR and EBIT CAGR can be found in the 2021 Form of PSU Award Agreement filed May 6, 2021 as Exhibit 10.4 to the Company’s Form 10-Q.

Pursuant to the amendment, the HRC Committee changed the performance criteria in the 2023 Form of PSU Award. The 2023 Form of PSU Award includes two performance objectives. The executives’ base payout percentage will be determined by the level of achievement of these performance objectives, but will be adjusted by applying a multiplier based on Relative TSR. The payout percentage is capped at 200%.

EBITDA. Fifty percent (50%) of the award will be based on the Company’s total Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) during the three-year Performance Period.

ROIC. Fifty percent (50%) of the award will be based on the Company’s Return on Invested Capital (“ROIC”) during the three-year Performance Period. ROIC is calculated as (i) the Company’s average net operating profit after tax in the first, second and third years of the Performance Period divided by (ii) the Company’s average Invested Capital on the last day of the fiscal year immediately preceding the Performance Period and the last day of the first, second and third years of the Performance Period. “Invested Capital” is the sum of shareholder equity, long-term debt and short-term debt, less cash and cash equivalents.

Relative TSR Multiplier. The combined EBITDA and ROIC results are subject to a payout multiplier based upon the Company’s Total Shareholder Return compared to a peer group over the Performance Period (“Relative TSR”). Relative TSR is calculated with the same peer group and in the same manner as disclosed above. There is a 25% reduction (a multiplier of 0.75) in the payout if the Company’s Relative TSR ranks in the bottom quartile, a 25% increase (a multiplier of 1.25) if the Company’s Relative TSR ranks in the top quartile, and an adjustment determined on a linear basis if the Company’s Relative TSR ranks in between these levels. The Relative TSR multiplier cannot be applied to make the award’s total payout exceed the maximum 200%, and, if the Company’s absolute TSR for the Performance Period is negative (Ending Stock Price plus Reinvested Dividends is less than Beginning Stock Price), application of the Relative TSR multiplier may not increase the Award’s total payout above 100%.

The base payout percentage is determined by the level of achievement of EBITDA and ROIC according to the schedules below.

EBITDA $	EBITDA Vesting %		ROIC Achievement %	ROIC Payout %
<$1,415.25M	0%		<8.5%	0%
$1,415.25M	50%	Threshold	8.5%	50%
$1,887.00M	100%	Target	10.0%	100%
$2,358.75M	200%	Maximum	11.5%	200%

Payouts will be interpolated for results falling between the levels shown. The base payout percentage will be adjusted by applying the Relative TSR multiplier as determined by the Company’s Relative TSR percentage during the Performance Period according to the following schedule.

Relative TSR Percentile	Relative TSR Multiplier
<25th	0.75
25th	0.75
50th	1.00
75th	1.25
>75th	1.25

The multiplier will be interpolated for results falling between the levels shown. The terms and conditions related to the calculations of EBITDA and ROIC can be found in the 2023 Form of PSU Award attached hereto and incorporated herein as Exhibit 10.4.

General Terms and Conditions

The PSUs normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death, or disability, before the PSUs vest, they are immediately forfeited. In the event of retirement, the award will vest at the end of the Performance Period and will be prorated for the number of days employed during the Performance Period prior to termination. Retirement is defined as a termination other than for cause occurring on or after age 65, or the combination of the executive’s age and years of service being greater than or equal to 70 years. In the case of termination due to death or disability, the award will vest immediately at 100% of the base award.

Fifty percent (50%) of the vested PSU award will be paid out in cash, and the Company intends to pay out the remaining fifty percent (50%) in shares of Company common stock, although the Company reserves the right, except for distributions to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period but no later than March 15 of the year following the Performance Period. Cash will be paid equal to the number of vested PSUs multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested PSUs. Both the amount of cash paid and number of shares issued will be reduced for applicable tax withholding. PSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the PSU award will vest and the executive will receive a 200% payout. Also, if within 24 months of payment, the Company is required to restate previously reported financial results, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials. Finally, the PSU awards contain non-competition and non-solicitation covenants during employment and generally for one year after payout.

The foregoing is only a summary of the 2023 Form of Performance Stock Unit Award Agreement and is qualified in its entirety by reference to the 2023 Form of PSU Award, which is attached as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Grant of Long-Term Incentive Awards to Named Executive Officers

Each year equity-based long-term incentive (“LTI”) awards are granted to our named executive officers and other executives of the Company. Each named executive officer has an LTI award multiple (approved by the HRC Committee), which, except as noted below, is allocated between performance stock units (“PSUs”) making up sixty percent (60%) of the overall 2023 LTI award and restricted stock units (“RSUs”) making up forty percent (40%) of the overall 2023 LTI award. The number of PSUs and RSUs to be granted to each executive was determined by multiplying the executive’s 2023 annual base salary by the executive’s respective LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the 2022 fourth quarter earnings release, which was $34.365 per share. Reference is made to the Company’s Form 8-K filed February 23, 2023 for the named executive officer’s 2023 annual base salaries and 2023 LTI award multiples.

Grant of Performance Stock Units. On March 10, 2023, the HRC Committee granted a base award of PSUs to each of our named executive officers under the 2023 Form of PSU Award in the amounts shown below.

	Threshold Payout of PSUs	Base Award Target Payout of PSUs	Maximum Payout of PSUs
Named Executive Officer[1]	(50% Payout)[2]	(100% Payout)	(200% Payout)
J. Mitchell Dolloff, President & CEO	44,976	89,952	179,904
Jeffrey L. Tate, EVP & CFO	13,684	27,368	54,736
J. Tyson Hagale, EVP, President – Bedding Products	9,778	19,555	39,110
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	9,778	19,555	39,110
Scott S. Douglas, SVP – General Counsel & Secretary	7,669	15,338	30,676
[1]	Mr. Glassman did not receive a grant of PSUs for 2023.

[2]	If EBITDA and ROIC are achieved at their respective thresholds, and the Relative TSR Multiplier is 1.00, the payout percentage would be 50%.

Grant of Restricted Stock Units. On March 10, 2023, the HRC Committee granted restricted stock units (“RSUs”) to our named executive officers in the amounts shown below.

Named Executive Officer	RSU Award
J. Mitchell Dolloff, President & CEO	59,968
Karl G. Glassman[1], Executive Chairman	18,333
Jeffrey L. Tate, EVP & CFO	18,245
J. Tyson Hagale, EVP, President – Bedding Products	13,037
Steven K. Henderson[2], EVP, President – Specialized Products and Furniture, Flooring & Textile Products	13,037
Scott S. Douglas, SVP – General Counsel & Secretary	10,226
[1] Mr. Glassman’s RSU award was prorated in anticipation of his May 4, 2023 retirement date.

[2]   In addition to the RSUs awarded pursuant to the LTI awards disclosed above, Mr. Henderson was granted 4,000 RSUs in connection with his Agreement with the Company, dated November 4, 2019, which was filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K.

The RSUs generally vest, provided that the executive remains employed with the Company, in one-third (1/3) increments on the first, second, and third anniversaries of the grant date. In the event of retirement, the RSUs continue to vest on each of the vesting dates. Upon vesting, each RSU is converted into one share of Company common stock and distributed, subject to reduction for required tax withholding.

For the general terms and conditions of the RSU award, reference is made to the 2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K and is incorporated herein by reference.

The PSU and RSU awards are granted under the Company’s Flexible Stock Plan, as amended and restated effective May 15, 2020, filed March 31, 2020 as an Appendix to the Company’s Proxy Statement for the Annual Meeting of Shareholders, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1*,**	2023 Award Formula under the Key Officers Incentive Plan

10.2**	2020 Key Officers Incentive Plan, effective January 1, 2020, filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.3**	2021 Form of PSU Award Agreement filed May 6, 2021 as Exhibit 10.4 to the Company’s Form 10-Q, is incorporated herein by reference. (SEC File No. 001-07845)

10.4*,**	2023 Form of Performance Stock Unit Award Agreement

10.5**	Agreement between the Company and Steven K. Henderson, dated November 4, 2019 (regarding the annual grant of restricted stock units) filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.6**	2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

10.7**	Flexible Stock Plan, amended and restated, effective as of May 15, 2020, filed March 31, 2020 as an Appendix to the Company’s Proxy Statement, is incorporated herein by reference. (SEC File No. 001-07845)

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 10, 2023	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary